UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2007

FLOTEK INDUSTRIES, INC.

Delaware	001-13270	90-0023731
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2930 W. Sam Houston Parkway N. Suite 300 Houston, Texas	77043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (713) 849-9911

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONT ENTS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

As referenced in the Form 8-K filed on November 20, 2007 for the acquisition of CAVO Drilling Motors, Ltd. Co. (“CAVO”) on November 15, 2007, the Company in accordance with the requirements of Item 9.01(a) and (b) here includes the audited financial statements of CAVO and unaudited pro forma financial statements as required.

(a)	Financial statements of business acquired.

CAVO Drilling Motors, Ltd. Co.

Report of Independent Accountants

Balance Sheet

Statement of Income

Statement of Changes in Stockholders’ Equity

Statement of Cash Flows

Notes to Financial Statements

(b)	Pro forma financial information.

Unaudited Pro Forma Combined Balance Sheet as of September 30, 2007

Unaudited Pro Forma Combined Statement of Income for the Nine Months Ended September 30, 2007

Notes to Unaudited Pro Forma Combined Financial Statements

(c)	Exhibits.

99.1	Financial Statements of Business Acquired

99.2	Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2008

/s/ Lisa G. Meier
Lisa G. Meier
Chief Financial Officer

EXHIBIT INDEX

Flotek Industries, Inc.

Exhibit No.

99.1	Financial Statements of Business Acquired – CAVO Drilling Motors, Ltd. Co.

Report of Independent Accountants

Balance Sheet

Statement of Income

Statement of Changes in Stockholders’ Equity

Statement of Cash Flows

Notes to Financial Statements

99.2	Pro Forma Financial Information

Unaudited Pro Forma Combined Condensed Balance Sheet as of September 30, 2007

Unaudited Pro Forma Combined Condensed Statement of Income for the Nine Months Ended September 30, 2007

Notes to Unaudited Pro Forma Combined Condensed Financial Statements